TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                        FOR THE PERIOD ENDING MAY 5, 2001

                       Debtor Name: Weiner's Stores, Inc.
                             Case No. 00-3955 (PJW)

As debtor in possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

         [X]     Income Statements
         [X]     Balance Sheets
         [X]     Statement of Cash Flows
         [X]     Statement of Cash Receipts and Disbursements
         [X]     Statement of Operations and Taxes
         [X]     Statement of Changes in Depository Accounts

         and that they have been prepared in accordance with normal and customary accounting practices and fairly and accurately reflect the debtor's financial activity for the period stated.

2) That the insurance as described in Section 3 of the operating Guidelines and Reporting Requirements for Chapter 11 Cases is in effect.

3) That all postpetition taxes as described in Section 41 of the Operating Guidelines and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

5) No assets have been sold or transferred outside the normal course of business other than asset sales or transfers approved by the Bankruptcy Court.

6) No funds have been disbursed from any account other than accounts approved by the United States Trustee Operating Requirements or the Bankruptcy Court.

7)       All postpetition tax returns have been filed on a timely basis.

The attached monthly report was prepared by Weiner's Stores, Inc. under my direction and supervision. Weiner's Stores, Inc. verifies that to the best of its knowledge the information provided herein is true and correct.


Date: 05/29/01              /s/ Michael S. Marcus
      --------              ------------------------------
                            Debtor-In-Possession


                            VP & Chief Financial Officer     713 688 1331
                            ----------------------------   -----------------
                                        Title                Phone Number

                              WEINER'S STORES, INC.
                             STATEMENT OF OPERATIONS
             FOR THE MONTH AND YEARS ENDED APRIL 2001 AND APRIL 2000
            (in thousands, except number of stores and percentages)
                                   (Unaudited)

                                                               MONTH                                       YEAR TO DATE
                                            -------------------------------------------        ------------------------------------
                                                April 01                 April 00                  YTD 2001             YTD 2000
                                                 Actual                   Actual                    Actual               Actual
                                            ------------------       ------------------        ---------------      ---------------
Number of Stores                                   97                       138                     97                   138
Revenues                                             $ 14,818                 $ 20,966               $ 48,925             $ 66,422
GROSS MARGIN                                            4,632                    7,992                 16,746               24,067
        GROSS MARGIN PERCENT                            31.3%                    38.1%                  34.2%                36.2%

OPERATING EXPENSES                                      5,089                    7,208                 15,987               22,754
                                            ------------------       ------------------        ---------------      ---------------
EBITDA                                                   (457)                     784                    759                1,313
DEPRECIATION & AMORTIZATION                               330                      367                    978                1,082
                                            ------------------       ------------------        ---------------      ---------------
INCOME FROM OPERATIONS                                   (787)                     417                   (219)                 231
INTEREST EXPENSE                                          139                      174                    505                  397
INCOME TAXES                                                -                        -                      -                    -
REORGANIZATION EXPENSE                                    232                        -                    939                    -
                                            ------------------       ------------------        ---------------      ---------------
INCOME BEFORE CUMULATIVE EFFECT ADJUSTMENT           $ (1,158)                   $ 243               $ (1,663)              $ (166)
                                            ------------------       ------------------        ---------------      ---------------
CUMULATIVE EFFECT ADJUSTMENT, NET OF TAX                    -                        -                      -                  294
                                            ------------------       ------------------        ---------------      ---------------
NET INCOME/(LOSS)                                    $ (1,158)                   $ 243               $ (1,663)              $ (460)
                                            ==================       ==================        ===============      ===============

                              WEINER'S STORES, INC.
                                 BALANCE SHEETS
                            APRIL 2001 AND APRIL 2000
                                 (in thousands)

                                                   (Unaudited)                           (Unaudited)
                                                   APRIL 2001         JANUARY 2001        APRIL 2000
                                                     ACTUAL              ACTUAL             ACTUAL
                                                 ----------------   ------------------  ---------------
ASSETS
   CURRENT ASSETS
       Cash and Cash Equivalents                          $5,605               $5,607           $3,365
       Merchandise Inventories, net                       45,433               50,822           60,303
       Other Current Assets                                4,768                4,299            4,521
                                                 ----------------   ------------------  ---------------
           TOTAL CURRENT ASSETS                           55,806               60,728           68,189

   NET PP & E                                             19,516               20,409           21,627
   EXCESS REORGANIZATION VALUE, NET                            -                    -            3,540
                                                 ----------------   ------------------  ---------------

TOTAL ASSETS                                             $75,322              $81,137          $93,356
                                                 ================   ==================  ===============


LIABILITIES AND EQUITY
   CURRENT LIABILITIES
       Accounts Payable                                   $6,275              $10,232          $16,527
       Pre-petition working capital facility                   -                    -                -
       Accrued Expense/Other                               7,247                6,383            9,048
       Short Term Debt                                         -                    -                -
                                                 ----------------   ------------------  ---------------
           TOTAL CURRENT LIABILITIES                      13,522               16,615           25,575

   LONG TERM DEBT                                              -                    -           18,000
   DEBTOR-IN-POSSESSION CREDIT FACILITY                   19,923               20,694                -
   DEFERRED TAXES & OTHER LIABILITIES                        397                  397              397
   LIABILITIES SUBJECT TO SETTLEMENT                      25,032               25,320                -

   STOCKHOLDER'S EQUITY                                   16,448               18,111           49,384
                                                 ----------------   ------------------  ---------------

TOTAL LIABILITIES & EQUITY                               $75,322              $81,137          $93,356
                                                 ================   ==================  ===============

                              WEINER'S STORES, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE MONTHS ENDED APRIL 2001 AND APRIL 2000
                                 (in thousands)
                                  (Unaudited)

                                                                       APRIL                      APRIL
                                                                        2001                       2000
                                                                 --------------------       -------------------
Cash Flows From Operating Activities:
   Net income                                                               $ (1,663)                   $ (460)

   Noncash adjustments to net income:
      Depreciation and amortization                                              978                     1,082
      Loss on disposition of assets                                                0                         2
      Write-off Excess Reorgan.                                                    0                         0
      Change in non-cash reserves                                               (152)                     (499)
      Net change in current assets and liabilities                             1,689                    (6,503)
                                                                 --------------------       -------------------
                  Total adjustments                                            2,515                    (5,918)

            Net cash (used in) provided by operating activities                  852                    (6,378)
                                                                 ----------------------------------------------

Cash Flows From Investing Activities:
   Capital expenditures                                                          (84)                   (1,593)
   Proceeds on disposition of assets                                               0                         0
                                                                 --------------------       -------------------

Net cash used in investing activities                                            (84)                   (1,593)
                                                                 --------------------       -------------------

Cash Flows From Financing Activities:
   Proceeds from Debtor-in-Possession Credit Facility                           (770)                        0
   Proceeds from Pre-Petition working Capital Facility                             0                     8,000
                                                                 --------------------       -------------------

Net cash provided by (used in) financing activities                             (770)                    8,000
                                                                 --------------------       -------------------

Net (Decrease) Increase In Cash                                                   (2)                       29

Cash, beginning of year                                                        5,607                     3,336

                                                                 --------------------       -------------------
Cash, end of year                                                            $ 5,605                   $ 3,365
                                                                 ====================       ===================
